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                                                                    EXHIBIT 99.6

                                                                 August 15, 2000

        The undersigned hereby consents to the inclusion of the undersigned's name and biographical information, and to the reference to the undersigned becoming a director of Komag, Incorporated as described in Komag's Registration Statement on Form S-4 as amended.


                                                            /s/ HARRY VAN WICKLE
                                                            --------------------
                                                            Harry Van Wickle